                                                              EXECUTION VERSION







                              PURCHASE AGREEMENT

                                   BETWEEN

                          BIOVENTURE INVESTMENTS KFT

                                     and

                                ENTREMED, INC.

                          Dated as of June 14, 2001




                             THALIDOMIDE ROYALTY








[*] = CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY A "*".

                              TABLE OF CONTENTS


ARTICLE I - DEFINITIONS.....................................................1
   1.01.    Definitions.....................................................1


ARTICLE II - PURCHASE AND SALE..............................................5
   2.01.    Purchase and Sale...............................................5
   2.02.    No Assumed Obligations..........................................5
   2.03.    Purchase Price..................................................5
   2.04.    Closing.........................................................5
   2.05.    Contingent Purchase Price.......................................6
   2.06.    Shared Royalties................................................7
   2.07.    Offset..........................................................8


ARTICLE III - REPRESENTATIONS AND WARRANTIES OF SELLER......................8
   3.01.    Existence and Power.............................................8
   3.02.    Corporate Authorization.........................................9
   3.03.    Governmental Authorization......................................9
   3.04.    Non-Contravention...............................................9
   3.05.    Litigation......................................................9
   3.06.    Compliance with Laws...........................................10
   3.07.    No Prior Transfer..............................................10
   3.08.    Celgene Agreement..............................................10
   3.09.    CMCC Agreement.................................................11
   3.10.    Finders' Fees..................................................12


ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BUYER.......................12
   4.01.    Organization and Existence.....................................12
   4.02.    Corporate Authorization........................................13
   4.03.    Governmental Authorization.....................................13
   4.04.    Non-Contravention..............................................13
   4.05.    Finders' Fees..................................................13
   4.06.    Litigation.....................................................13
   4.07.    Ability to Perform Obligations.................................13


ARTICLE V - COVENANTS......................................................14
   5.01.    Preservation of the Celgene Payments...........................14
   5.02.    Access to Information..........................................14
   5.03.    Notices of Certain Events......................................14
   5.05.    Commercially Reasonable Efforts; Further Assurances............14
   5.06.    Seller's Continuing Covenants..................................15
   5.07.    Buyer's Continuing Covenants...................................16

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
   5.08.    Cash Received..................................................16
   5.09.    Notice of Payments.............................................16


ARTICLE VI - CONDITIONS TO CLOSING.........................................16
   6.01.    Conditions to Obligation of Buyer..............................16
   6.02.    Conditions to Obligation of Seller.............................17


ARTICLE VII - SURVIVAL; INDEMNIFICATION....................................19
   7.01.    Survival.......................................................19
   7.02.    Indemnification................................................19
   7.03.    Procedures; No Waiver; Exclusivity.............................20


ARTICLE VIII - TERMINATION.................................................20
   8.01.    Grounds for Termination........................................20
   8.02.    Effect of Termination..........................................20


ARTICLE IX - MISCELLANEOUS.................................................21
   9.01.    Notices........................................................21
   9.02.    Amendments; No Waivers.........................................22
   9.03.    Expenses.......................................................22
   9.04.    Successors and Assigns.........................................22
   9.05.    Governing Law; Jurisdiction, Etc...............................23
   9.06.    Counterparts; Effectiveness....................................24
   9.07.    Entire Agreement...............................................24
   9.08.    Captions.......................................................24

Schedules
---------
3.08(a)       Waivers under Celgene Agreement
3.08(g)       Third-Party Patents
3.09(a)       Patent Rights

Exhibits
--------

Exhibit A     Celgene Agreement
Exhibit B     Royalties Paid by Celgene to Seller under Celgene Agreement since December 9, 1998
Exhibit C     CMCC Agreement
Exhibit D     Form of Opinion of Seller's Counsel
Exhibit E     Form of IPO Agreement
Exhibit F     Form of Guaranty

                              PURCHASE AGREEMENT


AGREEMENT dated as of June 14, 2001 by and between EntreMed, Inc., a Delaware corporation ("Seller"), and Bioventure Investments kft, a company organized under the laws of Hungary and a wholly-owned subsidiary of Royalty Pharma AG, a Swiss stock corporation ("Buyer").

                             W I T N E S S E T H:

         WHEREAS, Seller is a party to that certain License Agreement dated as of May 26, 1994 (the "CMCC Agreement"), by and between Children's Medical Center Corporation ("CMCC") and Seller, as amended by Amendment to License Agreement effective as of December 9, 1997, Amendment to Agreement effective as of August 23, 1995, Amendment to License Agreement effective as of December 3, 1998 and Amendment to License Agreement effective as of September 24, 1999;

         WHEREAS, Seller is a party to that certain Agreement dated as of December 9, 1998 (the "Celgene Agreement"), by and between Seller and Celgene Corporation ("Celgene"); and

         WHEREAS, Buyer desires to purchase Seller's rights to receive the Net Celgene Payments (as defined below) under the Celgene Agreement, and Seller desires to sell such rights to Buyer, upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

         1.01. DEFINITIONS. The following terms, as used herein, have the following meanings:

         "Accounting Referee" has the meaning set forth in Section 2.06.

         "Affiliate" means with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such other Person.

         "Agreement" means this Purchase Agreement by and between Buyer and Seller.

         "Applicable Net Celgene Payments" means (i) in respect of any period prior to the Closing Date, for any calendar year, an amount equal to the excess, if any, of (A) payments made or due by Celgene pursuant to

Sections 4.1, 4.2(a)(ii) and 4.3 (only, with respect to Section 4.3, to the extent such payments are royalty payments with royalty rates determined pursuant to Section 4.1 or 4.2(a)(ii)) of the Celgene Agreement on Shared Net Sales, net of payments made or due to CMCC pursuant to Sections 4.2 and 4.4 of the CMCC Agreement for such year, over (B) US$* and (ii) in respect of any period on or after the Closing Date, for any calendar year, an amount equal to the excess, if any, of (A) payments made or due by Celgene to Buyer pursuant to those sections of the New Thalidomide Agreement that are equivalent to Sections 4.1, 4.2(a)(ii) and 4.3 (only, with respect to Section 4.3, to the extent such payments are royalty payments with royalty rates determined pursuant to Section 4.1 or 4.2) of the Celgene Agreement on Shared Net Sales over (B) US$*; provided that, in the case of clause (ii) of this definition, if the royalty payment provisions of the New Thalidomide Agreement are amended or modified, or the New Thalidomide Agreement is terminated and a new agreement entered into in substitution thereof, then "Applicable Net Celgene Payments" shall be calculated based on the payment provisions of such amended, modified or substituted agreement.

         "Applicable Net Sales" means (i) in respect of any period prior to the Closing, Net Sales on which any royalty payments are due under Section 4.1 (and, for greater certainty, not under any other provision) of the Celgene Agreement and (ii) in respect of any period on or after the Closing Date, Net Sales on which any royalty payments are due under those sections of the New Thalidomide Agreement that are equivalent to Section 4.1 (and, for greater certainty, not under any other provision) of the Celgene Agreement; provided that, in the case of clause (ii) of this definition, if the royalty payment provisions of the New Thalidomide Agreement are amended or modified, or the New Thalidomide Agreement is terminated and a new agreement entered into in substitution thereof, then "Applicable Net Sales" shall be calculated based on the net sales on which payments are due under such amended, modified or substituted agreement.

         "Buyer's Consultants" has the meaning set forth in Section 5.02.

         "Celgene" has the meaning set forth in the recitals hereto.

         "Celgene Consent" means the acknowledgement and consent of Celgene in the form and substance satisfactory to Buyer and Seller in their sole discretion.

         "Celgene Cumulative Net Sales" means Applicable Net Sales from and after December 9, 1998.

         "Celgene Payments" means (i) in respect of any period prior to the Closing Date, all payments payable by Celgene under the Celgene Agreement commencing in respect of the calendar quarter ended June 30, 2001, which, in the absence of this Agreement, would otherwise have been made to Seller under Sections 4.1, 4.2 and 4.3 of the Celgene Agreement and (ii) in respect of any period on and after the Closing Date, all payments payable by Celgene under the New Thalidomide Agreement commencing in respect of the calendar quarter ended June 30, 2001, payable by Celgene under those sections of the New Thalidomide Agreement that are equivalent to Sections 4.1, 4.2 and 4.3 of the Celgene Agreement; provided that, in the case of clause (ii) of this definition, if the royalty payment provisions of the New Thalidomide Agreement are amended or modified, or the New Thalidomide Agreement is terminated and a

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

new agreement entered into in substitution thereof, then "Celgene Payments" shall be calculated based on the payment provisions of such amended, modified or substituted agreement.

         "Closing" has the meaning set forth in Section 2.04.

         "Closing Date" has the meaning set forth in Section 2.04.

         "CMCC" has the meaning set forth in the recitals hereto.

         "CMCC Agreement" has the meaning set forth in the recitals hereto.

         "CMCC Consent" means the acknowledgment and consent of CMCC in form and substance satisfactory to Buyer and Seller in their sole discretion.

         "Commencement Date" means, if Celgene Cumulative Net Sales exceed US$* at any time, the later of (i) January 1 of the calendar year following the calendar year in which Celgene Cumulative Net Sales exceed US$* and (ii) January 1, 2004. If Celgene Cumulative Net Sales do not exceed US$* at any time, then there shall be no Commencement Date.

         "Contingent Purchase Price" has the meaning set forth in Section
2.05.

         "Contingent Purchase Price Threshold" has the meaning set forth in
Section 2.05.

         "Excluded Liabilities and Obligations" has the meaning set forth in
Section 2.02(a).

         "Governmental Authority" means any government, court, regulatory or administrative agency or commission, or other governmental authority, agency or instrumentality, whether federal, state or local (domestic or foreign), including, without limitation, the U.S. Patent and Trademark Office and the U.S. National Institutes of Health.

         "Guaranty" means the Guaranty by Royalty Pharma of the obligations of Buyer pursuant to this Agreement substantially in the form attached hereto as Exhibit F.

         "Indemnified Party" has the meaning set forth in Section 7.03.

         "Indemnifying Party" has the meaning set forth in Section 7.03.

         "IPO Agreement" means the Agreement from Royalty Pharma to Seller substantially in the form attached hereto as Exhibit E.

         "Licensed Products" (i) in respect of any period prior to the Closing Date, has the meaning set forth in the CMCC Agreement and (ii) in respect of any period after the Closing Date, has the meaning set forth in the New Thalidomide Agreement.

         "Licensed Processes" (i) in respect of any period prior to the Closing Date, has the meaning set forth in the CMCC Agreement and (ii) in respect of any period after the Closing Date, has the meaning set forth in the New Thalidomide Agreement.

         "Lien" means, with respect to any agreement or other asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such agreement or other asset.

         "Loss" has the meaning set forth in Section 7.02.

         "Net Celgene Payments" means (i) in respect of any period prior to the Closing Date, (A) all amounts payable by Celgene under the Celgene Agreement commencing in respect of the calendar quarter ended June 30, 2001, which, in the absence of this Agreement, would otherwise have been made to Seller under Sections 4.1, 4.2 and 4.3 of the Celgene Agreement less (B) any payments hereafter due CMCC under Sections 4.2 and 4.4 of the CMCC Agreement and (ii) in respect of any period on or after the Closing Date, all amounts payable by Celgene under the New Thalidomide Agreement commencing in respect of the calendar quarter ended June 30, 2001, under those sections of the New Thalidomide Agreement that are equivalent to Sections 4.1, 4.2 and 4.3 of the Celgene Agreement.

         "Net Sales" (i) with respect to any period prior to the Closing Date, has the meaning set forth in the Celgene Agreement and (ii) with respect to any period on or after the Closing Date, has the meaning set forth in the New Thalidomide Agreement.

         "New Analog Agreement" means the agreement between CMCC and Seller in form and substance satisfactory to Seller (and if Buyer is a party, to Buyer).

         "New Thalidomide Agreement" means the agreement among CMCC, Celgene and Buyer (and, for a limited purpose, Seller) in form and substance satisfactory to Buyer and Seller.

         "Patent Rights" (i) in respect of any period prior to the Closing Date, has the meaning set forth in the CMCC Agreement and (ii) in respect of any period after the Closing Date, has the meaning set forth in the New Thalidomide Agreement.

         "Person" means an individual, corporation, partnership, association, trust or other entity or organization, but not including a government or political subdivision or any agency or instrumentality of such government or political subdivision.

         "Purchase Price" has the meaning set forth in Section 2.03.

         "PTO" means the United States Patent and Trademark Office.

         "Royalty Pharma" shall mean Royalty Pharma AG, a Swiss stock corporation.

         "Securities Act" means the United States Securities Act of 1933, as amended.

         "Shared Net Sales", for any calendar year, means Net Sales during such year on which payments by Celgene are made or due under Sections 4.1, 4.2(a)(ii) and 4.3 (only, with respect to Section 4.3, to the extent such payments are royalty payments with royalty rates determined pursuant to
Section 4.1 or 4.2(a)(ii)) of the Celgene Agreement or those sections of the New Thalidomide Agreement that are equivalent to Sections 4.1, 4.2 and 4.3 (only, with respect to Section 4.3, to the extent of royalty payments with royalty rates determined pursuant to Section 4.1 or 4.2) of the Celgene Agreement.

         "Transaction Documents" means, collectively, this Agreement, the New Thalidomide Agreement, the New Analog Agreement, the Celgene Consent, the CMCC Consent, the IPO Agreement and the Guaranty.


                                  ARTICLE II

                              PURCHASE AND SALE

         2.01. PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell, transfer, assign and deliver to Buyer, at Closing, free and clear of all Liens, all of Seller's right, title and interest in and to the Net Celgene Payments. It is understood and agreed that (a) the execution and delivery of the New Thalidomide Agreement is a condition to the Closing hereunder, (b) the Celgene Agreement will be terminated upon effectiveness of the New Thalidomide Agreement, (c) pursuant to the New Thalidomide Agreement, Celgene will pay Buyer directly all Net Celgene Payments, (d) the execution and delivery of the New Analog Agreement is a condition to the Closing hereunder, (e) the CMCC Agreement will be terminated upon effectiveness of the New Thalidomide Agreement and the New Analog Agreement and (f) effective upon the Closing, Celgene will pay CMCC directly any royalty payments due CMCC under the New Thalidomide Agreement pursuant to the terms thereof. After the Closing, subject to Sections 2.05 and 2.06 hereof, Seller will have no further right, title or interest in or to the Net Celgene Payments.

         2.02. NO ASSUMED OBLIGATIONS. Notwithstanding any provision in this Agreement or any other writing to the contrary, Buyer is acquiring only the Net Celgene Payments and is not assuming any liability or obligation of Seller of whatever nature, whether presently in existence or arising or asserted hereafter, whether under the Celgene Agreement, the CMCC Agreement or otherwise (the "Excluded Liabilities and Obligations").

         2.03. PURCHASE PRICE. The purchase price for the Net Celgene Payments is US$24,382,278 in cash (the "Purchase Price"). The Purchase Price shall be reduced by an amount equal to the aggregate Net Celgene Payments received by Seller after June 30, 2001 and prior to the Closing.

         2.04. CLOSING. The closing (the "Closing") of the purchase and sale of the Net Celgene Payments hereunder shall take place at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 USA on the third business day after satisfaction of the closing conditions in Sections 6.01 and 6.02 hereof (the "Closing Date"), or at such other time or place as the parties may mutually agree. At the Closing,

         (a) Buyer shall pay the Purchase Price by wire transfer of immediately available funds to an account designated by Seller.

         (b) Buyer and Seller shall also execute and deliver all instruments, documents and certificates as may be reasonably requested by the other party, each in form and substance reasonably satisfactory to the other party, that are necessary for the consummation at the Closing of the transactions contemplated by this Agreement.

         2.05. CONTINGENT PURCHASE PRICE.(a) Buyer will make a one-time payment to Seller equal to US$3,000,000 in immediately available funds (the "Contingent Purchase Price") within thirty (30) days after satisfaction of the Contingent Purchase Price Threshold. The "Contingent Purchase Price Threshold" shall be deemed to be satisfied on the date on or before December 31, 2004 on which Celgene Cumulative Net Sales exceed US$*; provided, however, that Buyer shall have no obligation to pay the Contingent Purchase Price pursuant to this
Section 2.05(a) unless and until (i) Buyer shall have received all Net Celgene Payments then due on Cumulative Net Sales from the date of this Agreement to the date of satisfaction of the Contingent Purchase Price Threshold (and, for greater certainty, it is understood that the due date of the Contingent Purchase Price shall not occur until Buyer shall have received such Net Celgene Payments) and (ii) the New Thalidomide Agreement is in full force and effect at that time.

         (b) Notwithstanding anything to the contrary in Section 2.05(a), in the event that the New Thalidomide Agreement is hereafter amended, modified or terminated, the Contingent Purchase Price Threshold shall be deemed satisfied on the date on which (i) Celgene Cumulative Net Sales exceed US$* and (ii) the sum of (A) Net Celgene Payments made to Buyer pursuant to the New Thalidomide Agreement prior to such amendment, modification or termination of the New Thalidomide Agreement and (B) all royalty payments made to Buyer on account of or in respect of thalidomide after such amendment, modification or termination of the New Thalidomide Agreement, is equal to or greater than US$*. For purposes of this Section 2.05(b), notwithstanding anything herein to the contrary,

                  (x) "Celgene Cumulative Net Sales" shall mean the sum of (i) Applicable Net Sales from December 9, 1998 to the date immediately preceding the date on which the New Thalidomide Agreement is amended, modified or terminated and (ii) net sales of thalidomide by Celgene from and after the date on which the New Thalidomide Agreement is amended, modified or terminated; and

                  (y) the New Thalidomide Agreement shall not be considered amended or modified unless such amendment or modification in any respect affects or could reasonably be expected to affect the calculation of Celgene Cumulative Net Sales.

         2.06. SHARED ROYALTIES. (a) From and after the Commencement Date, Seller shall be entitled annually to *% of the Applicable Net Celgene Payments. Subject to Section 2.06(b) hereof, Buyer shall make any such payment to Seller within 10 business days after receipt by Buyer of all Net Celgene Payments then due it and the reports thereon for the applicable calendar year.

         (b) If Buyer and Seller disagree as to the occurrence of the Commencement Date or the amount to which Seller is entitled pursuant to
Section 2.06(a) hereof, the parties shall use commercially reasonable best efforts to resolve their disagreement within 10 business days. The parties agree that commercially reasonable best efforts shall require the presence of the Chief Executive Officer and Chief Financial Officer of each of Buyer and Seller in person at a meeting in New York called for such purpose. If, notwithstanding such efforts, the parties remain in disagreement, the disagreement shall be referred to the New York City office of an independent accounting firm of nationally recognized standing, which shall not have performed services for Buyer or Seller or any of their respective Affiliates within the last two years (the "Accounting Referee"). The parties agree to submit written briefs to the Accounting Referee no later than 15 business days after the Accounting Referee notifies Buyer and Seller in writing of its acceptance of the engagement. All other procedures of the dispute resolution effort shall be determined by the Accounting Referee in its sole discretion. Costs of the Accounting Referee shall be borne equally by Buyer and Seller except as may be awarded otherwise by the Accounting Referee. Buyer and Seller shall instruct the Accounting Referee to award costs against either Buyer or Seller if the Accounting Referee determines that such party's position was frivolous or without reasonable commercial basis. The determination of the Accounting Referee shall be final and binding upon the parties.

         (c) In the event that Buyer fails to make when due any payment due to Seller under Section 2.05 or this Section 2.06, Buyer shall pay Seller interest on such unpaid amount at the rate per annum equal to the Prime Rate (as reported in the Wall Street Journal) plus 2% from and after the 21st day after the date on which such payment was due to Buyer under Section 2.05 or 2.06, as applicable, until the date such payment is made in full. Buyer's obligation to pay interest shall not be construed as Seller's exclusive remedy for Buyer's breach of Section 2.05 or Section 2.06; provided that Seller shall not be entitled to greater interest than that set forth in this Section 2.06(c).

         (d) Buyer will forward to Seller copies of any reports received from or on behalf of Celgene in any way relating to Applicable Net Sales, Celgene Cumulative Net Sales and/or the Net Celgene Payments within 10 business days after receipt thereof by Buyer. In the event that the New Thalidomide Agreement is hereafter amended, modified or terminated, Buyer shall promptly notify Seller of such event and shall provide to Seller copies of such documents, books and records as shall relate to the calculation to amounts due Seller under Section 2.05 hereof or this Section 2.06, including copies of any amendment or modification of the New Thalidomide Agreement or, if the New Thalidomide Agreement is terminated, of any agreement made in substitution of the New Thalidomide Agreement. Buyer shall keep full and accurate books of account containing all particulars relevant to its receipt of Applicable Net Celgene Payments and other records that may be necessary for the purpose of determining whether and when any amounts are payable by Buyer to Seller under Section 2.05 hereof or this
Section 2.06. Such books of account shall be kept at a place of business in the United States and shall be open for inspection by an independent certified public accountant reasonably acceptable to Buyer upon reasonable notice during normal business hours at Seller's expense, for the sole purpose of verifying compliance with this Agreement; provided, however, that Buyer shall have no obligation to open such books of account for inspection until the earlier to occur of (i) such time as any amounts are payable by Buyer to Seller or (ii) such time as Seller reasonably believes that any payments should have been made to Seller by Buyer under Section 2.05 hereof or this Section 2.06. In the event the inspection determines that amounts due Seller for any period have been underpaid by five percent (5%) or more, then Buyer shall pay for all costs of the inspection. All information and data reviewed in the inspection shall be used only for the purpose of verifying royalties and shall be treated as confidential information. No inspection by an agent of Seller shall occur more frequently than once during any twelve (12) month period.

         2.07.    OFFSET. Notwithstanding anything to the contrary in Sections
2.05 and 2.06, the provisions of this Section 2.07 shall apply. If Seller owes any amount to Buyer or its Affiliates pursuant to Article VII of this Agreement, and such amount shall have been finally determined by written agreement with Seller or by final judgment for which the time of appeal has expired, then Buyer shall be entitled to offset against any amount payable to Seller under Section 2.05 or 2.06 the amount so owed to Buyer or its Affiliates. If Buyer or any of its Affiliates has claimed any amount from Seller pursuant to Article VII of this Agreement, but there shall not yet be any such written agreement or final judgment, Buyer shall pay to an escrow agent, which shall be a financial institution located in the United States with which neither Buyer nor Seller has a material relationship, out of the amount payable pursuant to Section 2.05 or 2.06, an amount equal to the amount claimed by Buyer or its Affiliates, such amount to be held in escrow subject to joint instructions from Buyer and Seller. If it shall be agreed or determined that Seller owes Buyer or its Affiliates any amount, then Buyer and Seller shall execute joint instructions to the escrow agent to deliver, out of the funds held in escrow, such amount to Buyer and the remaining amount, if any, to Seller. If it shall be agreed or determined that Seller owes no amount to Buyer or its Affiliates, then Buyer and Seller shall execute joint instructions to the escrow agent to deliver the entire amount of the funds held in escrow to Seller. Buyer shall bear the costs of the escrow agent if Seller is entitled to the escrowed funds. Seller shall bear the costs of the escrow agent if Buyer or its Affiliates are entitled to the escrowed funds. If any portion of the escrowed funds are payable to Buyer, then the costs of the escrow agent shall be borne pro rata, the largest portion by the Person paid the smallest portion of the escrowed funds.

                                 ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to Buyer, as of the date hereof and as of the Closing Date, that:

         3.01. EXISTENCE AND POWER. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material licenses, authorizations, consents and approvals required to enter into and perform this Agreement and the transactions contemplated hereby.

         3.02. CORPORATE AUTHORIZATION. The execution, delivery and performance by Seller of the Transaction Documents to which it is a party, and the consummation by Seller of the transactions contemplated thereby, are within Seller's corporate powers and have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and delivered by, and constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to equitable principles. Effective at the Closing, the other Transaction Documents to which Seller is a party will have been duly executed and delivered by, and will constitute the legal, valid and binding agreements of Seller, enforceable against Seller in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to equitable principles.

         3.03. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Seller of the Transaction Documents to which it is a party do not require any notice to, action or consent by, or in respect of, or filing with, any Governmental Authority.

         3.04. NON-CONTRAVENTION. (a) The execution, delivery and performance by Seller of the Transaction Documents to which it is a party do not and will not (i) contravene or conflict with the organizational or constitutional documents of Seller; (ii) contravene or conflict with or constitute a violation of any provision of any law, rule or regulation binding upon or applicable to Seller or the Celgene Payments; (iii) contravene or conflict with or constitute a violation of any judgment, injunction, order or decree binding upon or applicable to Seller or the Celgene Payments; (iv) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of Seller, or to a loss of any benefit relating to, the Celgene Payments, except as contemplated by the Transaction Documents; (v) require the consent or permission of any Person, other than the Celgene Consent and the CMCC Consent; or (vi) result in the creation or imposition of any Lien on the Net Celgene Payments, except as contemplated by the Transaction Documents.

         (b) Seller has not granted, and there does not exist, any Lien on the Celgene Payments or on any amounts payable to Seller under the Celgene Agreement, except for any rights of Celgene under the Celgene Agreement and any rights of CMCC under the CMCC Agreement.

         3.05. LITIGATION. There is no action, suit, investigation or proceeding (or any basis therefor) pending or, to the knowledge of Seller, threatened before any Governmental Authority or arbitrator to which Seller is a party that has or could materially and adversely affect the Celgene Payments. To Seller's knowledge, there is no action, suit, investigation or proceeding (or any basis therefor) pending or threatened before any Governmental Authority or arbitrator, to which Seller is not a party, that has or could materially and adversely affect the Celgene Payments. Seller has not received notice in writing of any claim made by any Person with respect to, or of any action, suit or other proceeding relating to, the Celgene Payments. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Seller, threatened against or affecting, Seller before any Governmental Authority or arbitrator which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby or which could reasonably be expected to materially and adversely affect Seller's ability to perform its obligations under this Agreement.

         3.06. COMPLIANCE WITH LAWS. Seller is not in violation of, nor has Seller violated, and to the knowledge of Seller, Seller is not under investigation with respect to nor has Seller been threatened to be charged with or given notice of any violation of, any law, rule, ordinance or regulation, or judgment, order or decree entered by any Governmental Authority which violation, after the Closing, could materially and adversely affect Buyer's right, title and interest to the Net Celgene Payments.

         3.07. NO PRIOR TRANSFER. Seller has not assigned and has not in any other way conveyed, transferred or encumbered all or any portion of its right, title and interest to the Net Celgene Payments. Celgene has made all payments required to be made to date under the Celgene Agreement. Seller has not received any notice from Celgene that could reasonably be construed to mean that any future payment from Celgene will not be timely made under the Celgene Agreement.

         3.08. CELGENE AGREEMENT. (a) Terms Unmodified. A true, correct and complete copy of the Celgene Agreement is attached hereto as Exhibit A. The Celgene Agreement is in full force and effect in the form attached hereto as Exhibit A, and has not been altered or modified in any respect. Seller has not consented to any sublicense by Celgene of its rights under the Celgene Agreement. Except as set forth on Schedule 3.08(a) hereto, Seller has not granted any material waiver under the Celgene Agreement. Celgene has not been released, in whole or in part, from any of its obligations under the Celgene Agreement.

         (b) Payments. Attached hereto as Exhibit B are true and correct copies of all accounting reports provided to Seller by Celgene under the Celgene Agreement since December 9, 1998. Except for the reports included in, and such other correspondence as may be further identified in Exhibit B, there has been no correspondence or other communication in writing provided to Seller by Celgene since December 9, 1998, the subject matter of which could reasonably be interpreted to mean that Celgene intends to take any action, or any event has occurred or circumstance is existing, that could materially and adversely affect the Net Celgene Payments. To Seller's knowledge, there have been no sales by Third Parties in excess of $1,000,000 per year of the Product (each as defined in the Celgene Agreement).

         (c) No Defenses. No right of rescission, set-off, counterclaim or defense (including any off-set pursuant to Section 7.3(g) of the Celgene Agreement) has been asserted by Celgene under the Celgene Agreement. To Seller's knowledge, no event has occurred or circumstance exists that would entitle Celgene to exercise any right of rescission, set-off, counterclaim or defense, including any off-set pursuant to Section 7.3(g) of the Celgene Agreement or as of the

Closing, that section of the New Thalidomide Agreement that is equivalent to
Section 7.3(g) of the Celgene Agreement.

         (d) No Satisfaction or Discharge; Entire Agreement. Except as contemplated by this Agreement, the Celgene Agreement has not been satisfied, discharged, canceled, terminated, subordinated or rescinded, in whole or in part. The Celgene Agreement is the entire agreement between Seller and Celgene relating to the subject matter thereof and, other than the CMCC Agreement and the Transaction Documents, constitutes the only agreement or instrument to which Seller is a party that relates to the Celgene Payments.

         (e) Validity and Enforceability of Celgene Agreement. The Celgene Agreement is the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to equitable principles.

         (f) No Material Adverse Effect. Except as set forth on Schedule 3.08(f) hereto, to Seller's knowledge, there has not been any event or development, and there does not exist any set of circumstances, which could reasonably be expected to have a material adverse effect on the Celgene Payments.

         (g) No Notice of Infringement. Except as set forth on Appendix D to the Celgene Agreement and Schedule 3.08(g), to Seller's knowledge, there does not exist any Third Party patent or patent application that contains any interfering subject matter, nor any issued Third Party patents that would be infringed by the making, using, selling, offering for sale, or importing by Celgene of Products covered by the EntreMed Existing Patent Rights or the EntreMed Existing Technology Rights in any country in the Territory, nor by the exercise by Celgene of any right granted to it under the Celgene Agreement. All capitalized terms used in this Section 3.08(g) but not defined herein shall have the meanings ascribed to such terms in the Celgene Agreement.

         3.09. CMCC AGREEMENT. (a) Terms Unmodified. A true, correct and complete copy of the CMCC Agreement is attached hereto as Exhibit C. The CMCC Agreement is in full force and effect in the form attached hereto as Exhibit C, and has not been altered or modified in any respect. Other than pursuant to the Celgene Agreement, Seller has not sublicensed any rights under the CMCC Agreement. Seller has not granted any material waiver under the CMCC Agreement. CMCC has not been released, in whole or in part, from any of its material obligations under the CMCC Agreement. Except for the transactions contemplated hereby, Seller has not received any notice of CMCC's intention to terminate the CMCC Agreement, in whole or in part, or requesting any amendment, alteration or modification of the CMCC Agreement or any sublicense or assignment thereunder. Except as set forth on Schedule 3.09(a), which is intended to be an appendix to the New Thalidomide Agreement, there are no Patent Rights under the CMCC Agreement.


         (b) Payments. Seller has made all payments required to be made to CMCC under the CMCC Agreement prior to the date hereof and will make all payments required to be made to

CMCC under the CMCC Agreement prior to the Closing Date. There has been no correspondence or other communication in writing provided to Seller by CMCC, the subject matter of which could reasonably be interpreted to mean that CMCC intends to take any action, or any event has occurred or circumstance is existing, that could materially and adversely affect the Net Celgene Payments.

         (c) No Satisfaction or Discharge; Entire Agreement. The CMCC Agreement has not been satisfied, discharged, canceled, terminated, subordinated or rescinded, in whole or in part. The CMCC Agreement is the entire agreement between Seller and CMCC relating to the subject matter thereof and, other than the Celgene Agreement, constitutes the only agreement or instrument to which Seller is a party that relates to the Net Celgene Payments.

         (d) Validity and Enforceability of CMCC Agreement. The CMCC Agreement is the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to equitable principles.

         (e) License. Seller has, pursuant to the CMCC Agreement, the exclusive worldwide right and license to use, lease and sell the Licensed Products (which are sublicensed to Celgene pursuant to the Celgene Agreement), and to practice the Licensed Processes (which are sublicensed to Celgene pursuant to the Celgene Agreement) to the end of the term for which the Patent Rights are granted unless sooner terminated. On the Closing Date, after consummation of the transactions contemplated by this Agreement, Seller will no longer have any such right or license. To the knowledge of Seller, Seller, CMCC and each inventor of the Patent Rights has complied with the PTO duty of candor and good faith in dealing with the PTO, including the duty to disclose to the PTO all information known to be material to the patentability of each claim of the Patent Rights.

         3.10. FINDERS' FEES. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Seller who might be entitled to any fee or commission from Buyer or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.


                                  ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to Seller that:

         4.01. ORGANIZATION AND EXISTENCE. Buyer is a company, duly and validly organized and existing under the laws of Hungary and has all applicable powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         4.02. CORPORATE AUTHORIZATION. The execution, delivery and performance by Buyer of the Transaction Documents to which it is a party, and the consummation by Buyer of the transactions contemplated thereby, are within Buyer's corporate powers and have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by, and constitutes the legal, valid and binding agreement of, Buyer, enforceable against Buyer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to equitable principles. Effective at the Closing, the other Transaction Documents to which Buyer is a party will have been duly executed and delivered by, and will constitute the legal, valid and binding agreements of Buyer, enforceable against Buyer in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to equitable principles.

         4.03. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Buyer of this Agreement does not require any notice to, action or consent by, or in respect of, or filing with, any Governmental Authority.

         4.04. NON-CONTRAVENTION. The execution, delivery and performance by Buyer of this Agreement does not and will not (i) contravene or conflict with the organizational documents of Buyer, (ii) contravene or conflict with or constitute a violation of any provision of any law, rule or regulation binding upon or applicable to Buyer, (iii) contravene or conflict with or constitute a violation of any judgment, injunction, order or decree binding upon or applicable to Buyer, (iv) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of Buyer or (v) require the consent or permission of any Person.

         4.05. FINDERS' FEES. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from Seller upon consummation of the transactions contemplated by this Agreement.

         4.06. LITIGATION. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Buyer, threatened against or affecting, Buyer before any Governmental Authority or arbitrator which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby or which could reasonably be expected to materially and adversely affect Buyer's ability to perform its obligations under this Agreement.

         4.07. ABILITY TO PERFORM OBLIGATIONS. There has not been filed with respect to Buyer a petition in bankruptcy, insolvency, receivership or similar proceedings. Buyer has sufficient assets to perform its obligations under this Agreement.

                                  ARTICLE V

                                  COVENANTS

         Buyer and Seller agree that:

         5.01. PRESERVATION OF THE CELGENE PAYMENTS. From the date hereof until the Closing Date, Seller shall not:

         (a) sell, lease, license, sublicense, assign, transfer or otherwise dispose of, or incur or suffer to exist any Lien on, the Celgene Payments, or agree to commit to do any of the foregoing; or

         (b) take or agree or commit to take any action that would make any representation and warranty of Seller hereunder inaccurate at, or as of any time prior to, the Closing Date.

         5.02. ACCESS TO INFORMATION. From the date hereof until the Closing Date, Seller (a) will give Buyer, its Affiliates, counsel and accountants (collectively, "Buyer's Consultants") reasonable commercial access during normal business hours to the offices, properties, books and records of Seller related to the Celgene Payments; and (b) will furnish to Buyer and Buyer's Consultants such information relating to the Celgene Payments as such Persons may reasonably request.

         5.03. NOTICES OF CERTAIN EVENTS. From the date hereof until the Closing Date, Seller shall promptly notify Buyer of:

         (a) any notice or other communication from any person or entity that the consent of such person or entity is or may be required in connection with the transactions contemplated by this Agreement;

         (b) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement or from Celgene or CMCC to the extent that such notice or communication relates to the Celgene Payments, and expressly excluding any notices or communication which do not relate to thalidomide; and

         (c) any actions, suits, claims, investigations or proceedings to its knowledge commenced or threatened against, relating to or involving or otherwise affecting the Celgene Agreement, the CMCC Agreement or the Celgene Payments.

         5.04.    [RESERVED.]

         5.05. COMMERCIALLY REASONABLE EFFORTS; FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable laws and regulations to consummate the transactions contemplated by this Agreement;

provided that Buyer shall not be obligated to pay any amount of money or deliver any goods or services to Seller or any third party except as otherwise expressly provided in this Agreement. Buyer and Seller agree to execute and deliver such other documents, certificates, agreements and other writings (including any UCC filings requested by Buyer) and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

         5.06.    SELLER'S CONTINUING COVENANTS.

         (a) If Celgene should exercise its right to reduce any royalty payments pursuant to Section 7.3(g) of the Celgene Agreement or that section of the New Thalidomide Agreement that is equivalent to Section 7.3(g) of the Celgene Agreement, and such exercise results in a reduction in any Net Celgene Payments, then Seller shall, promptly after notice from Buyer that such right to reduce royalty payments has been exercised, pay to Buyer the amount that Celgene applied in such reduction. Seller's obligations under this Section 5.06(a) shall expire on the due date, if it shall occur, for payment of the Contingent Purchase Price pursuant to Section 2.05(a) hereof.

         (b) From and after the Closing Date until such time as Buyer shall have received the last Net Celgene Payment under the New Thalidomide Agreement (or any amendment, modification or successor agreement thereto), Seller shall:

                  (i) Upon the request of Buyer, from time to time execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of this Agreement;

                  (ii) Provide Buyer, as promptly as practicable (and in any event within three business days of Seller's receipt thereof), of
         (A) copies of any correspondence or other written communication from CMCC relating to thalidomide or from Celgene relating to thalidomide and (B) notice (in writing in reasonable detail) of any oral communication from CMCC or Celgene which could reasonably be understood to be a material development with respect to thalidomide; and

                  (iii) Cooperate and provide assistance as reasonably requested and to the extent reasonably necessary in connection with any litigation, arbitration or other proceeding (whether threatened, existing, initiated, or contemplated prior to, on or after the date hereof) to which Buyer, its affiliates or any of its officers, directors, shareholders, agents or employees is or may become a party or is or may become otherwise directly or indirectly affected or as to which any such Persons have a direct or indirect interest relating to this Agreement, the Net Celgene Payments or the transactions described herein or therein. With respect to the foregoing obligations, it is understood that, as result of the New Thalidomide Agreement, Buyer may bring actions against Celgene directly and, therefore, it is expected that the need for Seller's cooperation and assistance, if any, will be limited. Buyer shall reimburse Seller for reasonable out-of-pocket expenses (including the reasonable fees and expenses of counsel) incurred by Seller in connection with the foregoing cooperation and assistance.

         5.07. BUYER'S CONTINUING COVENANTS. From and after the Closing Date, upon the request of Seller, from time to time execute, Buyer shall acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of this Agreement.

         5.08. CASH RECEIVED. At and after the Closing, if, notwithstanding the provisions of the Transaction Documents, in respect of the transactions contemplated hereby, Seller shall receive any Net Celgene Payment, Seller shall pay over to Buyer such Net Celgene Payment.

         5.09. NOTICE OF PAYMENTS. Prior to the Closing Date, Seller will notify Buyer of the receipt by Seller of any payment from Celgene under Sections 4.1, 4.2 or 4.3 of the Celgene Agreement and of any payment by Seller pursuant to the CMCC Agreement.


                                  ARTICLE VI

                            CONDITIONS TO CLOSING

         6.01. CONDITIONS TO OBLIGATION OF BUYER. The obligation of Buyer to effect the Closing shall be subject to the satisfaction of each of the following conditions, any of which may be waived by Buyer in its sole discretion:

         (a) Seller shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required to be performed and complied by it under this Agreement prior to the Closing Date and Buyer shall have received a certificate executed by a duly authorized officer of Seller to such effect on the Closing Date.

         (b)      The representations and warranties of Seller contained in
Article III which are qualified as to materiality shall be true and correct, and the representations and warranties of Seller which are not qualified as to materiality shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date, except to the extent any such representation or warranty expressly speaks of a particular date, in which case it shall be true and correct as of such date, and Buyer shall have received a certificate executed by a duly authorized officer of Seller to such effect on the Closing Date.

         (c) There shall not have been issued and be in effect any order, decree or judgment of any Governmental Authority enjoining, preventing or restricting the consummation of the transactions contemplated hereby.

         (d) There shall not have been instituted or pending any action or proceeding (other than any actions or proceedings that are demonstrably frivolous) by any Governmental Authority or any other Person (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated hereby, or seeking to obtain material damages in connection with the transactions contemplated hereby, or (ii) seeking to restrain or prohibit Buyer's acquisition or future receipt of the Net Celgene Payments.

         (e) There shall not have occurred any event or development, and there shall not be existing any circumstance, which could reasonably be expected to materially and adversely affect future expected Net Sales or the Celgene Payments.

         (f) Buyer shall have received an opinion of counsel to Seller in substantially the form attached hereto as Exhibit D.

         (g) Buyer shall have received the Celgene Consent duly executed and delivered by the parties thereto.

         (h) Buyer shall have received the CMCC Consent duly executed and delivered by the parties thereto.

         (i) Buyer shall have received the New Thalidomide Agreement duly executed and delivered by the parties thereto.

         (j) Buyer and Seller shall have entered into a mutually satisfactory agreement pursuant to which Buyer and Seller shall identify those sections of the New Thalidomide Agreement that are equivalent to those sections of the Celgene Agreement, for purposes of the definitions of "Applicable Net Celgene Payments", "Applicable Net Sales", "Celgene Payments", "Net Celgene Payments" and "Shared Net Sales", Section 3.08(c) and Section
5.06 hereof.

         6.02. CONDITIONS TO OBLIGATION OF SELLER. The obligation of Seller to effect the Closing shall be subject to the satisfaction of each of the following conditions, any of which may be waived by Seller in its sole discretion:

         (a) Buyer shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required to be performed and complied by it under this Agreement prior to the Closing Date and Seller shall have received a certificate executed by a duly authorized officer of Buyer to such effect on the Closing Date.

         (b)      The representations and warranties of Buyer contained in
Article IV which are qualified as to materiality shall be true and correct, and the representations and warranties of Buyer which are not qualified as to materiality shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date, except to the extent any such representation or warranty expressly speaks of a particular date, in which case it shall be true and correct as of such date, and Seller shall have received a certificate executed by a duly authorized officer of Buyer to such effect on the Closing Date.

         (c) There shall not have been issued and be in effect any order, decree or judgment of any Governmental Authority enjoining, preventing or restricting the consummation of the transactions contemplated hereby.

         (d) There shall not have been instituted or pending any action or proceeding (other than any actions or proceedings that are demonstrably frivolous) by any Governmental Authority or any other Person (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated hereby, or seeking to obtain material damages in connection with the transactions contemplated hereby, or (ii) seeking to restrain or prohibit Buyer's acquisition or future receipt of the Net Celgene Payments.

         (e) Seller shall have received the Guaranty duly executed by the parties thereto.

         (f) Seller shall have received the New Analog Agreement duly executed and delivered by the parties thereto.

         (g) Seller shall have received the IPO Agreement duly executed by the parties thereto.

         (h) Seller shall have received the Celgene Consent duly executed and delivered by the parties thereto.

         (i) Seller shall have received the CMCC Consent duly executed and delivered by the parties thereto.

         (j) Seller shall have received the New Thalidomide Agreement duly executed and delivered by the parties thereto.

         (k) Buyer and Seller shall have entered into a mutually satisfactory agreement pursuant to which Buyer and Seller shall identify those sections of the New Thalidomide Agreement that are equivalent to those sections of the Celgene Agreement, for purposes of the definitions of "Applicable Net Celgene Payments", "Applicable Net Sales", "Celgene Payments", "Net Celgene Payments" and "Shared Net Sales", Section 3.08(c) and Section
5.06 hereof.

                                 ARTICLE VII

                          SURVIVAL; INDEMNIFICATION

         7.01. SURVIVAL. The representations, warranties, covenants and agreements of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing for a period of five years; provided that
(i) the representations and warranties in Sections 3.01, 3.02, 3.07, 3.08, 3.09, 4.01 and 4.02 and the agreements in Article II, this Article VII,
Article VIII and Section 9.03 shall survive the Closing indefinitely; and (ii) each of the covenants and agreements in Article V shall survive for the period of time stated in such covenant or agreement or, if no such period is specified, indefinitely; provided that any expiration shall not terminate or limit in any manner whatsoever any liabilities any person has or may have hereunder for criminal activity, willful misstatements, willful omissions, willful breaches, willful nonfulfillments and willful violations or for common law fraud. Notwithstanding the time limits set forth above, any covenant, agreement, representation or warranty in respect of which indemnity may be sought under Section 7.02 shall survive the time at which it would otherwise terminate pursuant to the preceding sentence if notice of the inaccuracy or breach thereof giving rise to such right to indemnity shall have been given to the party against whom such indemnity may be sought prior to such time and such notice was delivered in accordance with the procedures described in
Section 7.03 below. The covenants, agreements, representations and warranties of Seller and the rights and remedies that may be exercised by Buyer shall not be limited, diminished or otherwise affected by or as a result of any information that may have been provided, any investigation or examination that may have been made by, or any knowledge of, Buyer or any other party on behalf of Buyer.

         7.02.    INDEMNIFICATION.

         (a) Seller hereby indemnifies Buyer and its Affiliates against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) (collectively, "Loss") incurred or suffered by Buyer or any of its Affiliates arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Seller pursuant to this Agreement, including any failure by Seller to satisfy any of the Excluded Liabilities and Obligations. A misrepresentation or breach of warranty of the last sentence of Section 3.09(e) hereof shall be deemed not to have occurred except upon the issuance of a non-appealable final determination or judgment by the PTO or any court of competent jurisdiction in an action not initiated by Buyer to the effect that Seller, CMCC or any inventor of the Patent Rights failed to comply with the PTO duty of candor and good faith in dealing with the PTO, including the duty to disclose to the PTO all information known to be material to the patentability of each claim of the Patent Rights.

         (b) Buyer hereby indemnifies Seller and its Affiliates against and agrees to hold each of them harmless from any and all Loss incurred or suffered by Seller or any of its Affiliates arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Buyer pursuant to this Agreement.

         7.03. PROCEDURES; NO WAIVER; EXCLUSIVITY. The party seeking indemnification under Section 7.02 (the "Indemnified Party") agrees to give prompt notice to the party against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section; provided, that the failure to give such notice shall not affect the Indemnified Party's rights hereunder except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party may, and at the request of the Indemnified Party shall, participate in and control the defense of any third party suit, action or proceeding at its own expense. The Indemnifying Party shall not be liable under Section 7.02 for any settlement effected without its prior consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder; provided that such consent may not be unreasonably withheld.


                                 ARTICLE VIII

                                 TERMINATION

         8.01. GROUNDS FOR TERMINATION. This Agreement may be terminated at any time prior to the Closing:

         (a)      by mutual written agreement of Buyer and Seller; or

         (b) by either Buyer or Seller if the Closing shall not have been consummated on or before July 15, 2001 due to non-satisfaction of a condition set forth in Section 6.01 or 6.02 hereof that has not been waived; provided, that neither Buyer nor Seller shall have the right to terminate this Agreement pursuant to this Section 8.01(b) if such party has failed to perform its obligations hereunder.

         8.02 EFFECT OF TERMINATION. If this Agreement is terminated as permitted by Section 8.01, such termination shall be without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement; provided, that if such termination shall result from the breach by a party of the terms of this Agreement, which breach results in the failure of a condition to the performance of the obligations of another party, such party shall be fully liable for any and all Losses incurred or suffered by the other party as a result of such failure or breach.

                                  ARTICLE IX

                                MISCELLANEOUS

         9.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telex, telecopy, or similar writing) and shall be given,

         (a)      if to Buyer, to:

                  c/o Royalty Pharma Management
                  675 Third Avenue
                  Suite 3000
                  New York, NY 10017
                  USA
                  Attention:        Pablo Legorreta
                                    David Madden
                  Telephone:        (917) 368-0020
                  Telecopy:         (917) 368-0021

                  with copies to:

                  Testa, Hurwitz & Thibeault, LLP
                  125 High Street
                  Boston, MA  02110
                  USA
                  Attention:        F. George Davitt, Esq.
                  Telephone:        (617) 248-7000
                  Telecopy:         (617) 248-7100

                  Homburger
                  Weinbergstrasse 56/58
                  CH-8006 Zurich
                  Switzerland
                  Attention:        Claude Lambert
                  Telephone:        +41-1-265 35 35
                  Telecopy:         +41-1-265 35 11

         (b)      if to Seller, to:

                  EntreMed, Inc.
                  9640 Medical Center Drive
                  Rockville, MD  20850
                  USA
                  Attention:        Thomas P. Russo
                  Telephone:        (301) 217-9858

                  Telecopy:         (301) 217-9594

                  with copies to:

                  EntreMed, Inc.
                  9640 Medical Center Drive
                  Rockville, MD  20850
                  USA
                  Attention:        Donald S. Brooks, Esq.
                  Telephone:        (561) 998-4774
                  Telecopy:         (561) 998-2960

                  Arnold & Porter
                  555 12th Street NW
                  Washington, DC  20004-1202
                  USA
                  Attention:        Kenneth Schwartz, Esq.
                  Telephone:        (202) 942-5595
                  Telecopy:         (202) 942-5999


or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax prior to 1:00 p.m. (New York time) or on the date five business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01.

         9.02. AMENDMENTS; NO WAIVERS. (a) Any provisions of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by all parties hereto, or, in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by either Buyer or Seller in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         9.03. EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         9.04. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Without limiting the generality of the foregoing, nothing herein shall prohibit or restrict Buyer from assigning any of its rights and obligations hereunder.

         9.05. GOVERNING LAW; JURISDICTION, ETC. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         (b) EACH OF BUYER AND SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY AND ASSETS, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, NEW YORK, AND ANY APPELLATE COURT THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, AND BUYER AND SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. BUYER AND SELLER HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. EACH OF BUYER AND SELLER HEREBY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF SUCH NEW YORK STATE AND FEDERAL COURTS. BUYER AND SELLER AGREE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT PROCESS MAY BE SERVED ON BUYER OR SELLER IN THE SAME MANNER THAT NOTICES MAY BE GIVEN PURSUANT TO SECTION 9.01 HEREOF. BUYER HEREBY APPOINTS, IN THE CASE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN THE COURTS OF OR IN THE STATE OF NEW YORK, CT CORPORATION SYSTEMS, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS IN THE STATE OF NEW YORK WITH RESPECT THERETO, PROVIDED THAT BUYER MAY APPOINT ANY OTHER PERSON WITH OFFICES IN THE STATE OF NEW YORK TO REPLACE SUCH AGENT FOR SERVICE OF PROCESS UPON DELIVERY TO SELLER OF NOTICE PURSUANT TO SECTION 9.01 HEREOF.

         (c) EACH OF BUYER AND SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF BUYER AND SELLER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

         (d) IT IS FURTHER UNDERSTOOD AND AGREED THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR ANY BREACH OF THIS AGREEMENT BY SELLER AND THAT BUYER MAY BE ENTITLED TO EQUITABLE RELIEF, INCLUDING INJUNCTION AND SPECIFIC PERFORMANCE, AS A REMEDY FOR ANY SUCH BREACH. SUCH REMEDIES SHALL NOT BE DEEMED TO BE THE EXCLUSIVE REMEDIES FOR A BREACH BY SELLER BUT SHALL BE IN ADDITION TO ALL OTHER REMEDIES AVAILABLE AT LAW OR EQUITY TO BUYER.

         (e) BUYER AND SELLER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         9.06. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

         9.07. ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         9.08. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                     ENTREMED, INC.


                                     By: /s/ James D. Johnson
                                         ------------------------------------
                                         Name:  James Dean Johnson
                                         Title: General Counsel



                                     BIOVENTURE INVESTMENTS KFT


                                     By: /s/ I Zentai
                                         ------------------------------------
                                         Name:  Istvan Zentai
                                         Title: Managing Director


                                     By:
                                         ------------------------------------
                                         Name:
                                         Title: